UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 23, 2004

  Borden Chemical, Inc.
(Exact Name of Registrant as Specified in Its Charter)

                        New Jersey               I-71                              13-0511250
                (State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer Identification No.)
                         of Incorporation)

180 East Broad Street, Columbus, Ohio 43215-3799
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:   614-225-4000

                                                N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7(c). Exhibits.

Exhibit 99 - Press Release of Borden Chemical, Inc. dated July 23, 2004 is being furnished pursuant to Item 12.

Item 12. Results of Operations and Financial Condition.

On July 23, 2004, Borden Chemical, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2004.

The information contained in Item 12 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   BORDEN CHEMICAL, INC.

Date: July 23, 2004

    By: /s/ William H. Carter
    Executive Vice President
    and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

    99       Press Release of Borden Chemical, Inc. dated July 23, 2004 announcing its results of operations for the quarter ended June 30, 2004.